As filed with the Securities and Exchange Commission on Februsry 15, 2001.

                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                              FILE NUMBER 811-8568

                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
               SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. __)

[X]  Filed by the Registrant

[ ]  Filed by a Party other than the Registrant

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                  JOHN HANCOCK BANK AND THRIFT OPPORTUNITY FUND
                (Name of Registrant as Specified in Its Charter)

                  JOHN HANCOCK BANK AND THRIFT OPPORTUNITY FUND
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (check the appropriate box):

[ ] $125 per Exchange Act Rules 0-11(c) (1) (ii), 14a-6 (i) (1), or
    14a-6 (i) (2) or Item 22(a) (2) or schedule 14A (sent by wire transmission).

[ ] Fee paid previously with preliminary materials.

[X] No fee required.

--------------------------------------------------------------------------------
[PRINTED ON JOHN HANCOCK FUNDS LETTERHEAD]                  [LOGO] John Hancock



                                           February 15, 2001

JOHN HANCOCK BANK AND THRIFT OPPORTUNITY FUND

Dear Fellow Shareholder:

As an investor in the John Hancock Bank and Thrift Opportunity Fund, you are cordially invited to attend the annual shareholder meeting on Thursday, March 29, 2001 at 9:00 a.m., Eastern Time, to be held at John Hancock Funds, 101 Huntington Avenue, Boston, MA 02199.

The proposals set forth in the enclosed proxy statement are routine items. A routine item is one which occurs annually and makes no fundamental or material changes to the fund's investment objective, policies or restrictions, or to the investment management contract.

Elect Your Fund's Board of Trustees

Proposal number one asks you to elect four Trustees to serve until their respective successors are elected and qualified. Your proxy statement includes a brief description of each individual's background.

Ratify the Trustees' Selection of Accountants

Proposal number two asks you to ratify or reject the Trustees' selection of Deloitte & Touche LLP as the Fund's independent public accountants for the Fund's current fiscal year. Deloitte & Touche LLP has been the Fund's independent accountants since the Fund's inception.

Your Vote is Important!

Please complete the enclosed proxy ballot form, sign it and mail it to us immediately. For your convenience, a postage-paid return envelope has been provided. Your prompt response will help avoid the cost of additional mailings at your fund's expense.

If you have any questions, please call 1-800-426-5523, Monday through Friday between 8:30 a.m. and 5:00 p.m. Eastern Time.

Thank you in advance for your prompt action on this very important matter.

                                       Sincerely,

                                       /s/Maureen R. Ford
                                       ------------------
                                       Maureen R. Ford
                                       Vice Chairman and Chief Executive Officer

Enclosure
P9PXL  2/01
JHKB-SL-01

--------------------------------------------------------------------------------

                  JOHN HANCOCK BANK AND THRIFT OPPORTUNITY FUND
               101 Huntington Avenue, Boston, Massachusetts 02199

                    NOTICE OF ANNUAL MEETINGS OF SHAREHOLDERS
                            To Be Held March 29, 2001

This is the formal agenda for your fund's shareholder meeting. It tells you what matters will be voted on and the time and place of the meeting, in case you want to attend in person.

To the Shareholders of John Hancock Bank and Thrift Opportunity Fund:

A shareholder meeting for your fund will be held at 101 Huntington Avenue, Boston, Massachusetts on Thursday, March 29, 2001 at 9:00 A.M., Eastern time, to consider the following proposals:

      (1) To elect three Trustees to serve until their respective successors are elected and qualified.

      (2) To ratify or reject the Trustees' selection of Deloitte & Touche LLP as the fund's independent public accountants for the fund's current fiscal year.

      (3) To transact such other business as may properly come before the meeting or any adjournments of the meeting.

Your Trustees recommend that you vote in favor of all proposals.

Shareholders of record as of the close of business on January 29, 2001 are entitled to notice of and to vote at the fund's annual meeting and at any related follow-up meeting. The proxy statement and proxy card are being mailed to shareholders on or about February 15, 2001.

Whether or not you expect to attend the meeting, please complete and return the enclosed proxy in the accompanying envelope. No postage is necessary if mailed in the United States.

                                          By order of the Board of Trustees,

                                          Susan S. Newton
                                          Vice President and Secretary

February 15, 2001
P90PX 2/01

JHKB-PS-01

                  JOHN HANCOCK BANK AND THRIFT OPPORTUNITY FUND
               101 Huntington Avenue, Boston, Massachusetts 02199

                         ANNUAL MEETING OF SHAREHOLDERS
                            To Be Held March 29, 2001

                                 PROXY STATEMENT

      This proxy statement contains the information you should know before voting on the proposals described in the notice. The fund will furnish without charge a copy of its Annual Report to any shareholder upon request. If you would like a copy of your fund's report, please send a written request to the attention of the fund at 101 Huntington Avenue, Boston, Massachusetts 02199 or call John Hancock Funds at 1-800-892-9552.

      This proxy statement is being used by your fund's Trustees to solicit proxies to be voted at the annual meeting of your fund's shareholders. This meeting will be held at 101 Huntington Avenue, Boston, Massachusetts on Thursday, March 29, 2001 at 9:00 A.M., Eastern time.

      If you sign the enclosed proxy card and return it in time to be voted at the meeting, your shares will be voted in accordance with your instructions. Signed proxies with no instructions will be voted FOR all proposals. If you want to revoke your proxy, you may do so before it is exercised at the meeting by filing a written notice of revocation with the fund at 101 Huntington Avenue, Boston, Massachusetts 02199, by returning a signed proxy with a later date before the meeting, or if attending the meeting and voting in person, by notifying the fund's secretary (without complying with any formalities) at any time before your proxy is voted.

Record Ownership

      The Trustees have fixed the close of business on January 29, 2001 as the record date to determine which shareholders are entitled to vote at the meeting. Shareholders are entitled to one vote per share on all business relating to the fund at the annual meeting or any postponements. On the record date, there were 84,400,000 shares of beneficial interest of the fund outstanding.

      The fund's management does not know of anyone who beneficially owned more than 5% of the fund's shares outstanding on the record date. (Beneficial ownership means voting power and/or investment power, which includes the power to dispose of shares.)

                                   PROPOSAL 1

                              ELECTION OF TRUSTEES

General

      The fund's Board of Trustees consists of nine members. The Board is divided into three staggered term classes, each containing three Trustees. The term of one class expires each year and no term continues for more than three years after the applicable election. Each class of Trustees will stand for election at the conclusion of their respective three-year terms. Classifying the Trustees in this manner may prevent replacement of a majority of the Trustees for up to a two-year period.

      As of the date of this proxy, each nominee for election currently serves as a Trustee of the fund. Using the enclosed proxy card you may authorize the proxies to vote your shares for the nominees or you may withhold from the proxies authority to vote your shares for one or more of the nominees. If no contrary instructions are given, the proxies will vote FOR the nominees. Each of the nominees has consented to his or her nomination and has agreed to serve if elected. If, for any reason, any nominee should not be available for election or able to serve as a Trustee, the proxies will exercise their voting power in favor of a substitute nominee, if any, as the fund's Trustees may designate. The fund has no reason to believe that it will be necessary to designate a substitute nominee.

Proposal 1

      Messrs. Brown, Pruchansky and Smith are the current nominees for election; the terms of Messrs. Carlin, Cunningham and Toolan expire at the 2002 annual meeting; and the terms of Ms. Ford and Messrs. Dion and Ladner expire at the 2003 annual meeting.

Vote Required For Proposal 1

      The vote of a plurality of the votes cast by the shares of the fund is sufficient to elect the nominees.

Information Concerning Trustees

      The following table describes each nominee's position with the fund. The table also shows his or her principal occupation or employment during the past five years and the number of shares of the fund beneficially owned by him or her, directly or indirectly, on the record date. The table also lists the Trustees who are not currently standing for election and whose current terms continue until the annual meetings in 2002 and 2003, respectively.

                                                                                                 Shares Owned
                                                                                            Beneficially, Directly
Name (Age) and                          Principal Occupation                First Became       or Indirectly, on
Position with the Fund               During the Past Five Years               a Trustee      January 29, 2001(1)(2)
----------------------               --------------------------               ---------      ----------------------

                                           NOMINEES FOR ELECTION
                                          TERM TO EXPIRE IN 2004

*Stephen L. Brown           Chairman and Director, John Hancock                1999                  100
(Age 63)                    Life Insurance Company (CEO until
Trustee and Chairman        June 2000), John Hancock Financial
                            Services, Inc. (CEO until June 2000);
                            John Hancock Advisers, Inc. (the
                            Adviser), John Hancock Funds, Inc.
                            (John Hancock Funds), The Berkeley
                            Financial Group, Inc. (The Berkeley
                            Group); Director, John Hancock
                            Subsidiaries, Inc.; John Hancock
                            Signature Services, Inc. (Signature
                            Services) (until January 1997); John
                            Hancock Insurance Agency, Inc.
                            (Insurance Agency), (until May 1999);
                            Independence Investment Associates, Inc.,
                            Independence International Associates,
                            Inc., Independence Fixed Income
                            Associates, Inc.; Insurance Marketplace
                            Standards Association, Committee for
                            Economic Development, Ionics, Inc. (since
                            June 2000); Aspen Technology, Inc. (since
                            June 2000); and Trustee and Chairman of
                            68 funds managed by the Adviser.

Steven R. Pruchansky        Chief Executive Officer, Mast Holdings,            1994                1,700(3)
(Age 56)                    Inc. (since June 1, 2000); Director and
Trustee                     President, Mast Holdings, Inc. (until
                            May 31, 2000); Director, First Signature
                            Bank & Trust Company (until August 1991);
                            Director, Mast Realty Trust (until 1994);
                            President, Maxwell Building Corp. (until
                            1991); and Trustee of 35 funds managed by
                            the Adviser.

                                                                                                 Shares Owned
                                                                                            Beneficially, Directly
Name (Age) and                          Principal Occupation                First Became       or Indirectly, on
Position with the Fund               During the Past Five Years               a Trustee      January 29, 2001(1)(2)
----------------------               --------------------------               ---------      ----------------------

                                           NOMINEES FOR ELECTION
                                          TERM TO EXPIRE IN 2004

Norman H. Smith             Lieutenant General, United States Marine           1994                1,271
(Age 67)                    Corps; Deputy Chief of Staff for
Trustee                     Manpower and Reserve Affairs, Headquarters
                            Marine Corps; Commanding General III
                            Marine Expeditionary Force/3rd Marine
                            Division (retired 1991); and Trustee of 35
                            funds managed by the Adviser.


                                          TERM TO EXPIRE IN 2002

James F. Carlin             Chairman and CEO, Carlin Consolidated,             1994                  400
(Age 60)                    Inc. (management/investments); Director,
Trustee                     Arbella Mutual (insurance), Health Plan
                            Services, Inc., Massachusetts Health and
                            Education Tax Exempt Trust, Flagship
                            Healthcare, Inc., Carlin Insurance Agency,
                            Inc., West Insurance Agency, Inc. (until
                            May 1995), Uno Restaurant Corp.; Chairman,
                            Massachusetts Board of Higher Education
                            (until July 1999); and Trustee of 35 funds
                            managed by the Adviser.

William H. Cunningham       Chancellor, University of Texas System             1994                   --
(Age 57)                    and former President of the University of
Trustee                     Texas, Austin, Texas; Lee Hage and Joseph
                            D. Jamail Regents Chair of Free Enterprise;
                            Director, LaQuinta Motor Inns, Inc. (hotel
                            management company) (1985-1998); Jefferson-
                            Pilot Corporation (diversified life
                            insurance company) and LBJ Foundation Board
                            (education foundation); Advisory Director,
                            Chase Bank (formerly Texas Commerce Bank -
                            Austin); and Trustee of 35 funds managed by
                            the Adviser.

                                                                                                 Shares Owned
                                                                                            Beneficially, Directly
Name (Age) and                          Principal Occupation                First Became       or Indirectly, on
Position with the Fund               During the Past Five Years               a Trustee      January 29, 2001(1)(2)
----------------------               --------------------------               ---------      ----------------------

                                          TERM TO EXPIRE IN 2002

John P. Toolan              Director, The Smith Barney Muni Bond               1994                10,000
(Age 70)                    Funds, The Smith Barney Tax-Free Money
Trustee                     Funds, Inc., Vantage Money Market Funds
                            (mutual funds), The Inefficient-Market
                            Fund, Inc. (closed-end investment
                            company) and Smith Barney Trust Company
                            of Florida; Chairman, Smith Barney Trust
                            Company (retired December, 1991);
                            Director, Smith Barney, Inc., Mutual
                            Management Company and Smith Barney
                            Advisers, Inc. (investment advisers)
                            (retired 1991); Senior Executive Vice
                            President, Director and member of the
                            Executive Committee, Smith Barney, Harris
                            Upham & Co., Incorporated (investment
                            bankers) (until 1991); and Trustee of 35
                            funds managed by the Adviser.


                                          TERM TO EXPIRE IN 2003

*Maureen R. Ford            President, Broker/Dealer Distributor,              2000                   100
(Age 45)                    John Hancock Life Insurance Company; Vice
Trustee, Vice Chairman,     Chairman, Director, President and Chief
President and               Executive Officer, the Adviser and The
Chief Executive Officer     Berkeley Group; Vice Chairman, Director
                            and Chief Executive Officer, John Hancock
                            Funds; Chairman, Director and President,
                            Insurance Agency, Inc.; Chairman, Director
                            and Chief Executive Officer, Sovereign
                            Asset Management Corporation (SAMCorp.);
                            Senior Vice President, MassMutual Insurance
                            Co. (until 1999); Senior Vice President,
                            Connecticut Mutual Insurance Co. (until
                            1996); and Trustee, Vice Chairman, President
                            and Chief Executive Officer of 69 funds
                            managed by the Adviser.

                                                                                                 Shares Owned
                                                                                            Beneficially, Directly
Name (Age) and                          Principal Occupation                First Became       or Indirectly, on
Position with the Fund               During the Past Five Years               a Trustee      January 29, 2001(1)(2)
----------------------               --------------------------               ---------      ----------------------

                                          TERM TO EXPIRE IN 2003

Ronald R. Dion              Chairman and Chief Executive Officer,              1998                 100
(Age 54)                    R.M. Bradley & Co., Inc.; Director, The
Trustee                     New England Council and Massachusetts
                            Roundtable; Trustee, North Shore Medical
                            Center; Director, BJ's Wholesale Club,
                            Inc. and a corporator of the Eastern Bank;
                            Trustee, Emmanuel College; and Trustee of
                            35 funds managed by the Adviser.

Charles L. Ladner           Chairman and Trustee, DunWoody Village,            1994                 800
(Age 62)                    Inc.; Senior Vice President and Chief
Trustee                     Financial Officer, UGI Corporation (Public
                            Utility Holding Company) (retired 1998);
                            Vice President and Director for AmeriGas,
                            Inc. (retired 1998); Vice President of
                            AmeriGas Partners, L.P. (until 1997);
                            Director, EnergyNorth, Inc. (until 1995);
                            and Trustee of 35 funds managed by the
                            Adviser.

All Trustees and executive officers of the Fund as a group                                       14,471

* "Interested person," as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"), of the fund and the Adviser.
(1) The information as to beneficial ownership is based on statements furnished to the fund by the Trustees. Except as otherwise noted, each Trustee has all voting and investment powers with respect to the shares indicated.
(2) None of the Trustees beneficially owned individually and the Trustees and executive officers of the fund as a group did not beneficially own in excess of one percent of the outstanding shares of the fund as of January 29, 2001.
(3)   Includes 700 shares held by Mr. Pruchansky's spouse.

      The Board of Trustees held four meetings during the fund's fiscal year ended October 31, 2000. No Trustees attended fewer than 75% of the aggregate of
(1) the total number of meetings of the Trustees and (2) the total number of meetings held by all committees of the Trustees on which they served.

      The Board of Trustees has an Audit Committee consisting of Messrs. Carlin, Dion and Pruchansky. All members of the Audit Committee are Independent under the New York Stock Exchange's Revised Listing Rules and each member is financially literate with at least one having accounting or financial management expertise. The Board has adopted a written charter for the Audit Committee which is attached as Exhibit A. The Audit Committee held four meetings during the fund's 2000 fiscal year. The Audit Committee recommends to the full board the appointment of outside auditors for the fund, oversees and monitors the audit of the fund, communicates with both the independent auditors and inside auditors on a regular basis and provides a forum for the auditors to report and discuss any matters they deem appropriate at any time. The Audit Committee reports that it has (1) reviewed and discussed the fund's audited financial statements with management; (2) discussed with the independent auditors the matters relating to the quality of the fund's financial reporting as required by SAS 61; (3) received written disclosures and an independence letter from the independent auditors required by ISB Standard No. 1, and discussed with the auditors their independence; and (4), based on these discussions, recommended to the Board that the fund's financial statements be included in the fund's annual report for the last fiscal year.

      The Board of Trustees has a special nominating committee known as the Administration Committee. The Administration Committee members are Messrs. Carlin, Cunningham, Dion, Ladner, Pruchansky, Smith and Toolan. All members of the Administration Committee are Independent Trustees. The Administration Committee held four meetings during the fund's 2000 fiscal year. The Administration Committee selects and nominates for appointment and election candidates to serve as Trustees who are not "interested persons." The Administration Committee also coordinates with Trustees who are interested persons in the selection and election of fund officers. The Administration Committee will consider nominees recommended by shareholders to serve as Trustees, provided that shareholders submit recommendations in compliance with all of the pertinent provisions of Rule 14a-8 under the Securities Exchange Act of 1934.

      The Board of Trustees has a Contracts/Operations Committee. The Contracts/Operations Committee members are Messrs. Cunningham and Ladner. All members of the Contracts/Operations Committee are Independent Trustees. The Contract/Operations Committee held five meetings during the fund's 2000 fiscal year. The Contracts/Operations Committee oversees the initiation, operation and renewal of the various contracts between the fund and other entities. These contracts include advisory and subadvisory agreements, custodial and transfer arrangements and arrangements with other service providers.

      The Board of Trustees has an Investment Performance Committee. The Investment Performance Committee members are Messrs. Smith and Toolan. All members of the Investment Performance Committee are Independent Trustees. The Investment Performance Committee held five meetings during the fund's 2000 fiscal year. The Investment Performance Committee monitors and analyzes the performance of the fund generally, consults with the Adviser as necessary with respect to matters considered to require special attention and reviews peer groups and other comparative standards as necessary.

Compliance With Section 16(a) Reporting Requirements

      Section 16(a) of the Securities Exchange Act of 1934 requires the fund's executive officers, Trustees and persons who own more than ten percent of the fund's shares ("10% Shareholders") to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Executive officers, Trustees and 10% Shareholders are required by SEC regulations to furnish the fund with copies of all Section 16(a) forms they file. Based solely on a review of the copies of these reports furnished to the fund and representations that no other reports were required to be filed, the fund believes that during the past fiscal year its executive officers, Trustees and 10% Shareholders complied with all applicable Section 16(a) filing requirements.

Executive Officers

      In addition to the Chairman (Mr. Brown) and the Vice Chairman, President and Chief Executive Officer (Ms. Ford), the table below lists the fund's executive officers.

Name, (Age), Position and
Year Became an Executive                          Principal Occupation
Officer with the Fund                          During the Past Five Years
---------------------                          --------------------------
William L. Braman                   Executive Vice President and Chief Investment Officer,
(Age 47)                            each of the John Hancock funds and the Adviser;
Executive Vice President            Executive Vice President and Chief Investment Officer,
and Chief Investment Officer        Barring Asset Management, London, U.K. (until May 2000).
2000

Susan S. Newton                     Vice President and Secretary, each of the John Hancock
(Age 50)                            funds; Senior Vice President, Secretary and Chief Legal
Vice President and Secretary        Officer, the Adviser, John Hancock Funds, The Berkeley
1994                                Group and SAMCorp.

James J. Stokowski                  Vice President, Treasurer and Chief Accounting Officer,
(Age 54)                            each of the John Hancock funds; Vice President, the
Vice President, Treasurer           Adviser.
and Chief Accounting Officer
1994

Thomas H. Connors                   Vice President and Compliance Officer, each of the John
(Age 41)                            Hancock funds and the Adviser; Vice President, John
Vice President                      Hancock Funds.
and Compliance Officer
1996

Remuneration of Trustees and Officers

    The following table provides information about the compensation paid by the fund and the other investment companies in the John Hancock fund complex to the Independent Trustees for their services. The two non-Independent Trustees, Ms. Ford and Mr. Brown, and each of the fund's officers are interested persons of the Adviser, are compensated by the Adviser and/or its affiliates and receive no compensation from the fund for their services.

                                Aggregate            Total Compensation from all
                              Compensation           Funds in John Hancock Fund
Independent Trustees         From the Fund(1)           Complex to Trustees(2)
--------------------         ----------------           ----------------------
James F. Carlin                  $4,080                       $72,000
William H. Cunningham*            4,085                        72,100
Ronald R. Dion*                   4,080                        72,000
Charles L. Ladner                 4,247                        75,100
Steven R. Pruchansky*             4,243                        75,000
Norman H. Smith*                  4,405                        78,000
John P. Toolan*                   4,243                        70,250
                                -------                      --------
Totals                          $29,383                      $514,450

(1)   Compensation is for fiscal year ended October 31, 2000.
(2) The total compensation paid by the John Hancock Fund Complex to the Independent Trustees for the calendar year ended December 31, 2000. All the Independent Trustees are Trustees of 35 funds in the John Hancock Fund Complex.
* As of December 31, 2000, the value of the aggregate accrued deferred compensation amount from all funds in the John Hancock fund complex for Mr. Cunningham was $514,062, for Mr. Dion was $80,629, for Mr. Pruchansky was $123,670, for Mr. Smith was $182,867 and for Mr. Toolan was $623,506 under the John Hancock Deferred Compensation Plan for Independent Trustees (the "Plan"). Under the Plan, an Independent Trustee may elect to have his or her deferred fees invested by a fund in shares of one or more funds in the John Hancock fund complex and the amount paid to the Trustees under the Plan will be determined based upon the performance of such investments. Deferral of Trustees' fees does not obligate the fund to retain the services of any Trustee or obligate the fund to pay any particular level of compensation to the Trustee.

                                   PROPOSAL 2

         RATIFICATION OF SELECTION OF THE INDEPENDENT PUBLIC ACCOUNTANTS

      The Trustees, including a majority of the Independent Trustees, have selected Deloitte & Touche LLP ("Deloitte & Touche") to act as independent public accountants for the fund's fiscal year ending October 31, 2001. The Fund paid $36,450 in audit fees for the fiscal year ended October 31, 2000.

      Deloitte & Touche has advised the fund that it has no direct or indirect financial interest in the fund. This selection is subject to the approval by the shareholders of the fund at the meeting. The enclosed proxy card provides space for instructions directing the proxies named on the proxy card to vote for, against, or abstain from, ratifying that selection. A representative of Deloitte & Touche is expected to be present at the meeting, will have the opportunity to make a statement if the representative desires to do so and will be available to respond to appropriate questions relating to the examination of the fund's financial statements.

      The Board of Trustees, including all the Independent Trustees, unanimously recommends that shareholders ratify the selection of Deloitte & Touche as independent public accountants of the fund for the fiscal year ending October 31, 2001.

Vote Required to Ratify the Selection of Independent Public Accountants

      The approval of a "majority" (as described below) of the shares of the fund is required to ratify the selection of Deloitte & Touche as the fund's independent public accountants.

                                  MISCELLANEOUS

Voting; Quorum; Adjournment

      The affirmative vote of the holders of a plurality of the fund's shares present in person or represented by proxy at the meeting, assuming a majority of the outstanding shares is present, is required to elect the nominees. The adoption by the fund shareholders of Proposal 2 requires the affirmative vote of a majority of the shares. A majority of the fund's shares is defined as the lesser of: (i) 67% or more of the shares present at the meeting, if the holders of more than 50% of the shares are present or represented by proxy; or (ii) more than 50% of the outstanding shares of the fund.

      Shares represented in person or by proxy (including shares which abstain or do not vote with respect to one or more of the proposals presented for shareholder approval) will be counted for purposes of determining whether a quorum is present at the meeting. Abstentions from voting will be treated as shares that are present and entitled to vote for purposes of determining the number of shares that are present and entitled to vote with respect to a proposal, but will not be counted as a vote in favor of that proposal. Accordingly, an abstention from voting has no effect on the voting in determining whether Proposal 1 has been adopted but has the same effect as a vote against Proposal 2.

      Proposals 1 and 2 in this proxy statement are considered routine matters on which brokers holding shares in "street name" may vote without instruction under the rules of the New York Stock Exchange. If a broker or nominee holding shares in "street name" nevertheless indicates on the proxy that it does not have discretionary authority to vote on either proposal, those shares will not be considered as present and entitled to vote as to that proposal. Accordingly, a "broker non-vote" has no effect on the voting in determining whether Proposal 1 has been adopted and has no effect on the voting in determining whether Proposal 2 has been adopted pursuant to item (i) above, provided that the holders of more than 50% of the outstand ing shares (excluding the "broker non-votes") are present or represented by proxy. However, with respect to determining whether Proposal 2 has been adopted pursuant to item (ii) above, because shares represented by a "broker non-vote" are considered outstanding shares, a "broker non-vote" has the same effect as a vote against such proposal.

      If at the time any session of the meeting is called to order and a quorum is not present in person or by proxy, the persons named as proxies may vote those proxies which have been received to adjourn the meeting to a later date. In the event that a quorum is present at any meeting but sufficient votes in favor of Proposal 2 or FOR the nominees set forth in Proposal 1 have not been received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies with respect to that proposal. Any adjournment will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote those proxies which they are entitled to vote in favor of any such proposal in favor of the adjournment and will vote those proxies required to be voted against any such proposal against the adjournment. A shareholder vote may be taken on one or more of the proposals prior to the adjournment if sufficient votes for the proposal's approval have been received and it is otherwise appropriate.

Expenses and Methods of Solicitation

      The costs of the meeting, including the solicitation of proxies, will be paid by the fund. Persons holding shares as nominees will be reimbursed by the fund, upon request, for their reasonable expenses in sending soliciting material to the principals of the accounts. In addition to the solicitation of proxies by mail, Trustees, officers and employees of the fund or of the fund's adviser may solicit proxies in person or by telephone. John Hancock Advisers, Inc., 101 Huntington Avenue, Boston, Massachusetts 02199-7603, serves as the fund's investment adviser and administrator. Corporate Investor Communications, Inc. has been retained to assist in the solicitation of proxies at a cost of approximately $6,000.

Telephone Voting

      In addition to soliciting proxies by mail, by fax or in person, the funds may also arrange to have votes recorded by telephone by officers and employees of the funds or by the personnel of the adviser or the transfer agent. The telephone voting procedure is designed to verify a shareholder's identity, to allow a shareholder to authorize the voting of shares in accordance with the shareholder's instructions and to confirm that the voting instructions have been properly recorded. If these procedures were subject to a successful legal challenge, the telephone votes would not be counted at the meeting. The funds have not obtained an opinion of counsel about telephone voting, but it is currently not aware of any challenge.

      o A shareholder will be called on a recorded line at the telephone number in the fund's account records and will be asked to provide the shareholder's social security number or other identifying information.

      o The shareholder will then be given an opportunity to authorize proxies to vote his or her shares at the meeting in accordance with the shareholder's instructions.

      o To ensure that the shareholder's instructions have been recorded correctly, the shareholder will also receive a confirmation of the voting instructions by mail.

      o A toll-free number will be available in case the voting information contained in the confirmation is incorrect.

      If the shareholder decides after voting by telephone to attend the meeting, the shareholder can revoke the proxy at that time and vote the shares at the meeting.

Other Matters

      The management of the fund knows of no business to be brought before the meeting except as mentioned above. If, however, any other matters were properly to come before the meeting, the persons named on the enclosed proxy card intend to vote on those matters in accordance with their best judgment. If any shareholders desire additional information about the matters proposed for action, the management will provide further information.

                              SHAREHOLDER PROPOSALS

      Shareholder proposals intended to be presented at the fund's annual meeting to be held in 2002 must be received by the fund at its offices at 101 Huntington Avenue, Boston, Massachusetts, no later than October 10, 2001 for inclusion in the fund's proxy statement of proxy relating to that meeting.

                IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY

                                   JOHN HANCOCK BANK AND THRIFT OPPORTUNITY FUND

Dated: February 15, 2001

                                    EXHIBIT A

                             AUDIT COMMITTEE CHARTER

                           For the John Hancock Funds

      The Audit Committee shall be composed of Independent Trustees only. The membership of the Committee shall consist of at least three trustees who are each free of any relationship that, in the opinion of the Independent Trustees, may interfere with such member's individual exercise of independent judgment. Each Audit Committee member shall also meet the independence and financial literacy requirements for serving on audit committees, and at least one member shall have accounting or related financial management expertise, all as set forth in the applicable rules of the New York Stock Exchange and American Stock Exchange. One member of the Committee shall be appointed as chair. The chair shall be responsible for leadership of the Committee, including scheduling and presiding over meetings, preparing agendas and making regular reports to the Independent Trustees. The Committee shall meet at least four times a year, or more frequently as the Committee considers necessary. It shall be the responsibility of the Committee to oversee the funds' auditing and accounting process, recommend to the full Board of Trustees the appointment of auditors for each of the funds, to monitor the audits of the funds, to communicate with both the external auditors and internal auditors on a regular basis, and to provide a conduit for such auditors to report and discuss any matters they deem appropriate at any time. The Committee shall also perform other tasks assigned to it, from time to time, by the Independent Trustees and, in all cases, will report its findings and recommendations to the Independent Trustees or the Committee on Administration.

The Committee's responsibilities include:

1. Recommending to the Board of Trustees the appointment of external auditors for each fund annually through the selection, evaluation and, where appropriate, replacement of the external auditor, and assuring that the external auditors are ultimately accountable to the Audit Committee and the Board of Trustees.

2. Meeting with the external auditors, the internal auditors, and the funds' senior management to review the form and substance of the funds' financial statements and reports.

3. Reviewing the funds' internal and external audit functions and the extent and quality of the auditing program, including implementation of the Code of Ethics.

4. Reviewing and discussing with the external auditors their objectivity, independence and accountability by meeting with the external auditors at least twice a year and receiving formal written statements from the external auditors describing their reporting relationships with the audit committee consistent with the Independent Standards Board Standard No. 1.

5. Recommending to the Board of Trustees that it take appropriate action to satisfy itself of the external auditor's independence.

6. Reviewing any problems that may arise out of a fund's accounting, auditing or financial reporting functions.

7. Reviewing the auditing and other fees charged by the external auditing firms.

8. Monitoring the procedures for allocating fund brokerage, the allocation of trades among various accounts under management and the fees and other charges for fund brokerage.

9. Reviewing operating and internal control structure of custodian banks and transfer agents, including procedures to safeguard fund assets.

The Committee's job is one of oversight. Management is responsible for the preparation of the Company's financial statements and the external auditors are responsible for auditing those financial statements. The Committee and the Board of Trustees recognize that management (including the internal audit staff) and the external auditors have more resources and time and more detailed knowledge and information regarding the Company's accounting, auditing, internal control and financial reporting practices than the Committee does; accordingly, the Committee's oversight role does not provide any expert or special assurance as to the financial statements and other financial information provided by the Company to its shareholders and others.

                  JOHN HANCOCK BANK AND THRIFT OPPORTUNITY FUND

                         Annual Meeting of Shareholders
                                 March 29, 2001

The undersigned holder of shares of beneficial interest of John Hancock Bank and Thrift Opportunity Fund hereby appoints MAUREEN R. FORD, JAMES J. STOKOWSKI, and SUSAN S. NEWTON, and each of them singly, proxies and attorneys of the undersigned, with full power of substitution to each, for and in the name of the undersigned, to vote and act upon all matters at the Annual Meeting of Shareholders of the Fund to be held on Thursday, March 29, 2001 at the offices of the Fund, 101 Huntington Avenue, Boston, Massachusetts, at 9:00 A.M., Eastern time, and at any and all adjournments thereof, in respect of all shares of the Fund held by the undersigned or in respect of which the undersigned would be entitled to vote or act, with all powers the undersigned would possess if personally present. All proxies previously given by the undersigned in respect of this meeting are hereby revoked.


PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please complete, sign, date and return this proxy in the enclosed envelope as soon as possible. Please sign exactly as your name or names appear in the box on the reverse. When signing as Attorney, Executor, Administrator, Trustee or Guardian, please give your full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

HAS YOUR ADDRESS CHANGED?

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


--------------------------------------------------------------------------------
                          JOHN HANCOCK BANK AND THRIFT
                                OPPORTUNITY FUND
--------------------------------------------------------------------------------

Mark box at right if address change has
been noted on the reverse side of this card.                              _____








Please be sure to sign and date this proxy           Date


Shareholder sign here                                Co-owner sign here




                THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES






1.)  To elect the following nominees                  For All    With-  For all
     to serve as Trustees of the Fund.                Nominees   hold    Except

    (01) Stephen L. Brown       (03) Norman H. Smith    ____    ____     ____
    (02) Steven R. Pruchansky



Note: If you do not wish your shares voted "FOR" a particular nominee, mark the "For All Except" box and strike a line through the name(s) of the nominee(s). Your shares will be voted for the remaining nominee(s).



 2.)  To ratify the selection of                      For    Against  Abstain
      Deloitte & Touche LLP as Inde-
      pendent public accountants.                     _____   _____    _____


Specify your vote by marking the appropriate spaces. If no specification is made, this proxy will be voted for the nominees named in the proxy statement and in favor of proposal 2. The persons named as proxies have discretionary authority, which they intend to exercise in favor of the proposals referred to and according to their best judgment as to the other matters which may properly come before the meeting.


RECORD DATE SHARES: